UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2024

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

229 West 43rd Street
New York, New York 10036
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On May 16, 2024, the compensation committee of the board of directors of BuzzFeed, Inc. (the “Company”) approved changes to the compensation of the Company's founder and Chief Executive Officer, Jonah Peretti. The majority of Mr. Peretti's compensation is now in the form of stock options, which directly align his interests to those of the Company's shareholders and other stakeholders, since any financial gain is directly dependent upon appreciation in the value of the Company's Class A common stock and, as such, squarely links his pay with Company performance. Specifically:
•Mr. Peretti's annual base salary was immediately reduced from $325,000 to $115,000, which approximates the median employee compensation for BuzzFeed and its peers, and which will also have the impact on reducing the annual cash bonus for which Mr. Peretti's is eligible, the target amount of which remains 100% of his annual base salary; and
•Mr. Peretti was awarded options to purchase 414,000 shares of the Company's Class A common stock, 40% of which, or 164,000 stock options, is intended to approximate the $210,000 reduction in Mr. Peretti's salary and the remainder of which, or 250,000 stock options, is part of the broader program described in Item 8.01 herein.
Item 8.01 Other Events.
In conjunction with the award of options to the Company's founder and Chief Executive Officer, Jonah Peretti, the compensation committee of the Company's board of directors granted an aggregate of 6,791,000 options to other executives and employees of the Company. The awards are designed to retain those employees, as well as aligning their interests directly to those of our stakeholders.
The Company's press release announcing the change in compensation structure for Mr. Peretti and for other executives and employees of the Company is attached hereto as Exhibit 99.1.
The information included under Items 5.02 and 8.01 of this Current Report on Form 8-K and the exhibits hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it been deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated May 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	5/17/2024
BuzzFeed, Inc.

		By:	/s/ David Arroyo
Name: David Arroyo
Title: Chief Legal Officer